GENISYS RESERVATION SYSTEMS, INC.
                                                2401 MORRIS AVENUE
                                              UNION, NEW JERSEY 07083

                                     Notice of Annual Meeting of Stockholders


To our Stockholders:

         The Annual Meeting of Stockholders of Genisys Reservation Systems, Inc., a New Jersey corporation (the "Corporation" or "Company"), will be held on August __, 1999, at 11:00 a.m. local time, at the offices of the Corporation at 2401 Morris Avenue, 3rd Floor, Union, New Jersey, 07083, to consider and act upon the following matters. A proxy card for your use in voting on these matters is also enclosed.

     1. Electing six (6) directors as recommended by the Board of Directors.

         2. Ratification of the acquisition of a technology license and certain related assets from United Internet Technologies, Inc.(formerly known as United Leisure Interactive, Inc.,) and the approval of the issuance of 1,100,000 shares of Common Stock and two Warrants, each in the amount of 800,000 shares, to United Internet Technologies, Inc., as recommended by the Board of Directors.

         3. Ratification of the sale of the Limousine Reservation System business to Gen O2, Inc., a newly organized corporation formed by Mark A. Kenny, a former Director and founder of the Company, as recommended by the Board of Directors.

         4. Approval of an amendment to the Corporation's Certificate of Incorporation to change the name of the Corporation to netcruise.com, inc., as recommended by the Board of Directors.

     5. Approval of an amendment to the Corporation's Certificate of Incorporation to restate the provisions of the Corporation's authorized Preferred Stock to correct certain inconsistencies, as recommended by the Board of Directors.

         6. Ratifying the appointment of independent auditors to examine and report on the financial statements of the Corporation for fiscal 1998 and fiscal 1999, as recommended by the Board of Directors.

         7. Transacting any other business that may properly come before the meeting or any adjournment thereof.


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         All  stockholders  of record at the close of business  on August  ____,
         1999, are entitled to notice of and to vote at the meeting.


Dated: ____________, 1999

                                            By Order of the Board of Directors


                                            John H. Wasko
                                            Secretary
----------------------------------------------------------
Your Proxy is important no matter how many shares you own. Please mark your vote, fill in the date, sign and mail it today in the accompanying self-addressed envelope which requires no postage if mailed in the United States.

PRELIMINARY COPY

                                          ANNUAL MEETING OF STOCKHOLDERS

                                                        OF

                                         GENISYS RESERVATION SYSTEMS, INC.

                                                  August ___, 1999
                                                 -----------------

                                                  PROXY STATEMENT
                                                 -----------------

                                                GENERAL INFORMATION


Proxy Solicitation

                  This Proxy Statement is furnished to the holders of common stock, $.0001 par value per share ("Common Stock") and Series A Preferred Stock ("Series A Preferred Stock") of Genisys Reservation Systems, Inc. and Subsidiaries ("Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use at the Annual Meeting of Stockholders ("Annual Meeting") to be held on August __, 1999, or at any continuation or adjournment thereof, pursuant to the accompanying Notice of Annual Meeting of Stockholders. The purpose of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. The Board of Directors knows of no other business which will come before the meeting.


                  Proxies for use at the meeting will be mailed to stockholders on or about August ___, 1999 and will be solicited chiefly by mail, but additional solicitation may be made by telephone, telegram or other means of telecommunications by directors, officers, consultants or regular employees of the Company. The Company may enlist the assistance of brokerage houses, fiduciaries, custodians and other like parties in soliciting proxies. All solicitation expenses, including costs of preparing, assembling and mailing the proxy material, will be borne by the Company.


Revocability and Voting of Proxy

                  A form of proxy for use at the meeting and a return envelope for the proxy are enclosed. Stockholders may revoke the authority granted by their execution of proxies at any time before the Annual Meeting by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date or by voting in person at the meeting. Such consents or revocations can be submitted by facsimile to 1-908-810-8769. Shares represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. If no specifications are given, the proxies intend to vote "FOR" each of the nominees for director as described in Proposal No. 1, "FOR" the ratification of the acquisition of a technology license and certain related assets from United Internet Technologies, Inc. formally known as United Leisure Interactive, Inc. ("UIT") and the approval of the issuance of 1,100,000 shares of Common Stock and two Warrants, each to purchase 800,000 shares of Common Stock of the Company, to UIT as described in Proposal No. 2, "FOR" the ratification of the sale of the Limousine Reservation System business to GEN O2, Inc., a newly organized company formed by Mark A. Kenny, a former director and founder of the Company, as described in Proposal No. 3, "FOR" the approval of an amendment to the Company's Certificate of Incorporation to change the name of the Company to netcruise.com, inc. as described in Proposal No. 4, "FOR" the approval of an amendment to the Company's Certificate of Incorporation to amend and restate the provisions of the Company's authorized Common and Preferred Stock to correct certain inconsistencies as described in Proposal No. 5 and "FOR" the ratification of the appointment of Auditors as described in Proposal No. 6. Proxies marked as abstaining will be treated as present for purposes of determining a quorum for the Annual Meeting, but will not be counted as voting in respect of any matter as to which abstinence is indicated. If any other matters properly come before the meeting or any continuation or adjournment thereof, the proxies intend to vote in accordance with their best judgment.

Record Date and Voting Rights


                  Only stockholders of record at the close of business on August ___, 1999 are entitled to notice of and to vote at the Annual Meeting or any continuation or adjournment thereof. On that date there were 6,749,068 shares of the Company's Common Stock and 381,177 shares of the Company's Series A Preferred Stock outstanding. Each share of Common and Series A Preferred Stock is entitled to one vote per share. Any share of Common or Series A Preferred Stock held of record on June 30, 1999 shall be assumed, by the Board of Directors, to be owned beneficially by the record holder thereof for the period shown on the Company's stockholder records. The affirmative vote of a majority of the votes cast by the stockholders present in person or by proxy at the meeting and entitled to vote thereon is required for the election of the directors, to ratify the acquisition of a technology license and certain related assets from UIT and approve the issuance of 1,100,000 shares of Common Stock and two Warrants, each to purchase 800,000 shares of the Company's Common Stock, to UIT and to ratify the sale of the Limousine Reservation System business to GEN O2, Inc., a newly organized company formed by Mark A. Kenny, a former director and founder of the Company, to approve an amendment to the Company's Certificate of Incorporation to change the name of the Company to netcruise.com, inc., to approve an amendment to the Company's Certificate of Incorporation to restate the provisions of the Company's authorized Common and Preferred Stock to correct certain inconsistencies and to ratify the appointment of auditors.

         In the event that a stockholder does not designate his or her broker to vote in their place, brokers may be precluded from exercising their voting discretion with respect to certain matters to be acted upon and thus, in the absence of specific instructions from the beneficial owner of the shares, will not be empowered to vote the shares on such matters and therefore will not be counted in determining the number of shares necessary for approval. Shares represented by such broker non- votes will, however, be counted for the purpose of determining whether there is a quorum. The brokers will only be allowed to vote for the election of Directors and the ratification of the appointment of independent auditors. Since broker non-votes are not counted, it could be more difficult to obtain the required approval to ratify the acquisition of a technology license and certain related assets from UIT and to approve the issuance of 1,100,000 shares of Common Stock and two Warrants, each to purchase 800,000 shares of the Company's Common Stock, to UIT and to ratify the sale of the Limousine Reservation System business to GEN O2, Inc., a newly organized company formed by Mark A. Kenny, a former director and founder of the Company, to approve an amendment to the Company's Certificate of Incorporation to change the name of the Company to netcruise.com, inc., and to approve an amendment to the Company's Certificate of Incorporation to restate the provisions of the Company's authorized Common and Preferred Stock to correct certain inconsistencies.

     Directors and officers of the Company and certain other Shareholders holding approximately 36.5% of the outstanding Common Stock (including UIT) and all of the Series A Preferred Stock of the Company intend to vote "FOR" the slate of directors, "FOR" the ratification of the sale of the Limousine Reservation System business to GEN O2, Inc., a newly organized company formed by Mark A. Kenny, a former director and founder of the Company, "FOR" the approval of an amendment to the Company's Certificate of Incorporation to change the name of the Company to netcruise.com, inc., "FOR" the approval of an amendment to the Company's Certificate of Incorporation to restate the provisions of the Company's authorized Common and Preferred Stock to correct certain inconsistencies and "FOR" the ratification of the appointment of auditors. Certain Directors and Officers of the Company and certain other shareholders holding approximately 23.2% of the outstanding Common Stock (excluding UIT) and all of the Series A Preferred Stock of the Company intend to vote "FOR"the ratification of the acquisition of a technology license and certain related assets from UIT and the approval of the issuance of 1,100,000 shares of Common Stock and two warrants, each to purchase 800,000 shares of the Company's Common Stock, to UIT.

Forward Looking Statements

                  When used in this Proxy Statement, the words "may," "will," "expect," "anticipate," "continue," "estimate," "project," "intend" and similar expressions are intended to identify forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended regarding events, conditions and financial trends that may affect the company's future plans of operations, business strategy, operating results and financial position. Shareholders are cautioned that any forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties and that actual results may differ materially from those included within the forward-looking statements as a result of various factors.

Advantages and Disadvantages of Approval of Proposals

     Proposal No. 2: Ratification of the acquisition of a technology license and certain related assets from United Internet Technologies, Inc. and approval of the issuance of 1,100,000 shares of Common Stock and two stock purchase warrants to United Internet Technologies, Inc.

     The Company believes that the ratification of the acquisition of a technology license and certain related assets from UIT and approval of the issuance of 1,100,000 shares of Common Stock and the two warrants to UIT is in the best interest of the Company, as the expected growth rate of the internet travel business is anticipated to be faster than that for the limousine reservations systems business. Management is of the opinion that the costs to develop the new line of business is less than the costs required to maintain the limousine reservation business until such time as revenues will be able to cover the costs of operation. Further, it is management's opinion that the internet travel business will provide, on a long term basis, a greater return to shareholders.

     Disadvantages to Proposal No. 2 include a lack of operating history with respect to the software relating to the internet travel business. Although management expects web-site development to continue through mid-1999, the internet web-site is currently operational and independent travel consultants can view videos and book car, air and hotel reservations directly through the web-site as well as research vacation packages and cruise itineraries. The Company's independent travel consultants are currently not able to book vacation and cruise packages in an automated fashion through the web-site. In order to make these types of reservations, the independent travel consultant is instructed to contact the Company's service center, (operated through Sammy's Travel World, a wholly owned subsidiary of the Company) via toll-free telephone, fax or e-mail, whereby a live NetCruise Interactive, Inc. (a wholly owned subsidiary of the Company formed on July 21, 1998 for the purpose of operating an internet travel business) ("NetCruise") travel agent will then make the vacation or cruise reservation. The Company intends to continually enhance its technology to automate the booking process for cruise and vacation reservations through its web-site. There can be no assurance, though, that the Company will be able to achieve the technological advancements necessary to automate the booking of cruise and vacation reservations.

     At the present time the Company only has a limited number of individuals who have subscribed to be independent travel consultants. It is important to note that the Company's customers consists of the independent travel consultants as well as the clients of the independent travel consultants for whom travel is booked. The Company initially acquired 280 independent travel consultants as a result of the Company's acquisition of the assets of Sterling. The Company is honoring the agreements the independent travel consultants made with Sterling which were in place at the time the Company purchased Sterling's assets. The subscription fees charged by the Company are significantly less than those which had been charged by Sterling, although the renewal fees are the same. This is true even though NetCruise will be providing additional services not offered by Sterling, such as automated web-site booking capability and video technology. As the independent travel consultants subscription agreements come up for renewal, there is no guarantee that the independent travel consultants will renew their agreements with the Company. Additionally, although the Company believes that its national marketing campaign will be successful in the recruitment of new independent travel consultants, there can be no assurance of the effectiveness of the campaign.

         The budgeted cost of launching the Company's marketing campaign, which includes the development of a data base and networking capability, is expected to be approximately $1,342,000. Of such amount, approximately $198,000 was allocated to complete development of the web-site, which is currently operational. The Company intends to use $75,000 of the $198,000 to continue to enhance and upgrade the web-site. Such improvements will include providing additional features to the site, such as personal web pages for the independent travel consultants, chat capability, on-line accounting information for the independent travel consultants as well as client profiling. The Company expects to continue upgrading the web-site as appropriate. The remainder of the $1,342,000 will be used to produce a television video infomercial and purchase media time. The

Company recently completed a private placement in the amount of $1,500,000. The funds of the private placement were received by the Company as follows: $200,000 in 1998, $510,000 between January 1999 and February 1999 and $790,000 in June, 1999. With these proceeds and anticipated cash to be received from revenues, the Company believed it would have sufficient resources to provide for its planned operations for the next twelve months. However, there was a four month delay from mid-February to mid-June in receiving the balance of the private placement proceeds in the amount of $790,000 and a corresponding delay in launching the Company's marketing campaign, which resulted in a much lower than anticipated growth in the Company's revenues. As a result, during the delay the Company was forced to divert approximately $600,000 of the private placement proceeds to cover general and administrative expenses. The $600,000 was taken out of the $710,000 the Company had received from the private placement as of February 1999, which the Company had originally planned on using for marketing purposes. The remaining $110,000 of the private placement proceeds received as of February 1999 were used for web-site development, as originally planned.


     As a result of these delays, the Company needs to raise an additional $725,000 to continue the launch of the Company's marketing campaign. Additionally, the Company is obligated by contract to pay a mandatory dividend in the amount of $275,000 to United Internet Technologies, Inc. on September 30, 1999, bringing the total amount of additional funds required to to $1,000,000. The $1,000,000 in additional funds, if and when received, will be allocated as follows: $90,000 to continue upgrading and enhancing the web-site, $510,000 to complete development of a television infomercial and purchase media time; $125,000 for general working capital and $275,000 to pay the mandatory dividend. The Company is obligated to pay this dividend if funds are legally available for such purpose. State law prohibits the payment of a dividend if, as a result thereof, the Company would be unable to pay its debts as they become due in the usual course of its business or the Company's total assets would be less than its total liabilities. The Company is seeking to raise the additional funds, but if such funds are not available the Company will be forced to curtail its marketing campaign. In addition to the funding requirement stated above, should the Company decide to purchase significant additional media time for the television informercial, additional funds will be required. No assurance can be made that the Company will be able to raise any additional funds.

         Initially, revenues from the web-site will be derived from subscriptions from the independent travel consultants along with commissions from bookings shared with the independent travel consultants. As the Company develops it believes that the majority of the it's revenue will be derived from commissions earned from the sale of travel through the independent travel consultants. The Company's business model is built around the sharing of commissions with the independent travel consultants generated from travel industry vendors such as airlines, hotels, car rental companies, resort properties, tour operators and cruise lines. The Company believes that commission sharing with the independent travel consultant, which ranges from 50% to 60% of the commissions received by NetCruise is a key enticement for individuals to subscribe to become independent travel consultants. The subscription and annual renewal fee for all independent travel consultants, including the former Sterling Travel Consultants, is currently $95.00. While the Company believes it will benefit from its portion of the commission revenues generated, it also believes that significant revenues will be derived from other key areas such as annual subscription fees from its independent travel consultants, advertising through its web-site and incentive arrangements with travel vendors and travel related product vendors (in addition to its share of the standard travel commissions). However, a significant change in the prevailing commission structure in the travel industry could have a detrimental effect on the Company's ability to attract and retain independent travel consultants and to benefit from the other revenue sources listed above, which are substantially created through this core distribution system.

         In the event shareholders do not ratify the acquisition of a technology license and certain related assets from UIT and approve the issuance of 1,100,000 shares of the Company's Common

     Stock to UIT and two warrants, each to purchase 800,000 shares of the Company's Common Stock, the Company intends to continue its entry into the internet travel business either by negotiating a licensing agreement with UIT for the use of its technology license and certain related assets or by utilizing alternative technologies. In the event that Proposal No. 2 is not approved by the Shareholders and Proposal No. 3 is approved by the Shareholders, the Company will not own the limousine reservation business but will continue to expand into the internet travel business.

     Proposal No. 3: Ratification of the sale of the limousine reservation system business to GEN O2, Inc., a newly organized corporation formed by Mark A. Kenny, a former director and founder of the Company.

         Management of the Company set revenue objectives for the limousine reservation business and made the decision to review the operation at the end of the third quarter 1998 to determine the best approach to maximize utilization of the Company's resources. The limousine reservation business did not meet its revenue objectives and in early September 1998, the Company decided to seek a buyer or joint venture partner for its limousine reservation business.

         In addition, although the Company had begun to generate revenues, the Company found that many limousine providers were resisting the payment of commissions or fees in connection with bookings on the Company's system until such time as the potential benefits of the Company's system could be better quantified. This resulted in a much slower development of revenues for the Company than was originally anticipated. Management estimated the cost of operations for a more extended period of time and determined that the Company's available funds would be better spent in other areas of the travel business. Management has determined that the funds needed to develop the internet travel business would be less than those required to bring the limousine business to full operation. It therefore determined to expand into the internet travel business. As a result, if the shareholders approve the acquisition of the technology license and certain related assets from UIT and the sale of the limousine reservation business, the effect to shareholders is a fundamental change in the nature of the business of the Company from the limousine reservation business to an internet travel business.

         Disadvantages to ratification of Proposal No. 3 include the fact that as part of the sale, the Company will be retaining a 32.66% interest in GEN 02, Inc. and will be loaning to GEN 02, Inc. a $135,000 installment loan and a $40,000 bridge loan. The TranspoNet Companies, Inc. ("TranspoNet") another 32.66% shareholder of GEN 02, Inc., is providing, commencing December 10, 1998, $20,000 per month to GEN 02, Inc., for an aggregate of $240,000. TranspoNet is not affiliated with the Company or any of its shareholders. The primary capitalization of GEN 02, Inc., is being provided by the loans from the Company and TranspoNet. In addition, the sole asset of GEN 02, Inc. is the limousine reservation business. As a result, the Company will absorb all losses to the extent of the assets transferred ($744,122). Although there are no minimum contingent payments, the Company has begun to receive minimal contingent payments from GEN 02, Inc., consisting of two payments totaling $3,656.20. However, it is possible that the Company will not receive significant contingent payments from GEN 02, Inc. over the 5 year period. Shareholders should note that they are being asked to ratify the sale of the limousine business to GEN 02, Inc., a company newly organized by Mark A. Kenny, who is a former director of the Company. The sale of the limousine reservation business was negotiated with GEN 02, Inc. while Mr. Kenny was still a director of the Company, although he did not participate in the directors analysis and decision to sell the business to GEN 02, Inc.

         In the event that shareholders do not approve Proposal No. 3, the Company will be required to either find another purchaser of the limousine reservation business or raise additional capital to bring the limousine reservation business to full operation. No assurance can be given that the Company will be able to raise such funds.

     Proposal No. 4: To amend Article First of the Company's Certificate of Incorporation.

     Since the Company proposes to fundamentally change its business from that of the limousine reservation business to an internet travel business, the Company determined that it would be appropriate to change the name of the Company to more properly reflect this. Management does not believe that there are any significant disadvantages to changing the name to netcruise.com, inc. The advantages to approving the amendment to the Company's Certificate of Incorporation to change the name of the Company to netcruise.com, inc. is that the Company's name will be more identified with that of its operating business.

     Proposal No. 5: To amend Article Fourth of the Company's Certificate of Incorporation.

         The advantages of amending the Company's Certificate of Incorporation to restate the provisions of the Company's authorized Common and Preferred Stock as described in Proposal No. 5 is that the Certificate of Incorporation will become clearer because certain inconsistencies existing in the previous revision will be corrected.

         If shareholders do not approve the change in the amended Certificate of Incorporation, it may be difficult for the Company to utilize the authorized preferred shares for acquisitions, financing, and other proper corporate purposes.

         If shareholders do not approve the name change or the amendment to the Company's Certificate of Incorporations restating the provisions of the common and preferred stock, managements present intention is to leave the name of the Company and the Certificate of Incorporation as they now are.

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                       GENISYS RESERVATION SYSTEMS, INC. AND SUBSIDIARIES
                                   (Development Stage Companies)

                            PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                                          MARCH 31, 1999
                                            (Unaudited)

The following statements are based upon the historical balance sheet of the Company appearing elsewhere herein to show the effect on the Company's balance sheet if the shareholders approve or do not approve (1) the issuance of 1,100,000 shares of Series B Convertible Preferred Stock which automatically converts into 1,100,000 shares of Common Stock and the related ratification of the Acquisition of software, a technology license and related assets from United Internet Technologies, Inc. ("UIT Transaction") and (2) the ratification of the exchange of the Company's limousine reservation business for a noncontrolling interest in Gen 02, Inc. ("Gen 02 Transaction"). Reference should be made to
Note 3 to the Company's financial statements appearing in the Company's Form 10-KSB for the year ended December 31, 1998 for additional information. These statements should be read in conjunction with the Company's financial statements and notes thereto appearing elsewhere herein.


                                                                                                 Assuming
                                                                               Assuming        Shareholders
                                                                             Shareholders        Approve          Assuming
                                                                             Approve UIT          Gen 02        Shareholders
                                                              Assuming       Transaction       Transaction         Do Not
                                                            Shareholders     But Not the       But Not the         Approve
                                                            Approve Both        Gen 02             UIT             Either
                         ASSETS                           Transactions       Transaction       Transaction       Transaction
                                                              (Note A)         (Note B)          (Note C)         (Note D)

Current assets                                                 $   166,597      $   238,355       $   166,597       $   238,355

Investment in, and advances to, Gen 02, Inc.                       547,184           -                547,184            -

Property and equipment                                             112,429          294,326           112,429           294,326

Computer software and related assets                             2,328,014        2,769,230           203,014           644,230

Other assets                                                        77,303          116,278            77,303           116,278
                                                                    ------          -------            ------           -------

                                                                $3,231,527       $3,418,189        $1,106,527        $1,293,189
                                                                ==========       ==========        ==========        ==========

          LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities                                            $   603,295      $   749,957      $    653,295       $   799,957

Long-term debt                                                      81,250          121,250            81,250           121,250

Stockholders' equity                                             2,546,982        2,546,982           371,982           371,982
                                                                 ---------        ---------           -------           -------

                                                                $3,231,527       $3,418,189        $1,106,527        $1,293,189
                                                                ==========       ==========        ==========        ==========

Note A - Represents the historical balance sheet at March 31, 1999, as both transactions were recorded as completed transactions.

Note B - Reflects the consolidation of Gen 02, Inc.'s balance sheet appearing in
Note 6 to the March 31, 1999 Form 10-Q and the elimination of intercompany balances.

Note C - Reflects the elimination of the $2,125,000 book value of the assets acquired from UIT at March 31, 1999, the related $2,500,000 value ascribed to the common stock issued and accumulated depreciation and amortization of $375,000. In addition, the estimated costs of $50,000 to unwind the UIT transaction have been accrued.

Note D - Reflects both the consolidation and elimination entries described in Notes B and C.

                                  GENISYS RESERVATION SYSTEMS, INC. AND SUBSIDIARIES
                                             (Development Stage Companies)

                              PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                         FOR THE YEAR ENDED DECEMBER 31, 1998
                                                     (Unaudited)

The following statements are based upon the historical consolidated statement of operations of the Company appearing elsewhere herein to show the effect on the Company's statement of operations if the shareholders approve or do not approve
(1) the issuance of 1,100,000 shares of Series B Convertible Preferred Stock which automatically converts into 1,100,000 shares of Common Stock and the related ratification of the acquisition of software, a technology license and related assets from United Internet Technologies, Inc. ("UIT Transaction") and
(2) the ratification of the exchange of the Company's limousine reservation business for a noncontrolling interest in Gen 02, Inc. ("Gen 02 Transaction"). Reference should be made to Note 3 to the Company's financial statements appearing in the Company's Form 10-KSB-A, incorporated by reference for additional information. These statements should be read in conjunction with the Company's financial statements and notes thereto appearing in the Company's Form 10-KSB-A, incorporated by reference.


                                                                                                Assuming
                                                                             Assuming         Shareholders
                                                                           Shareholders         Approve            Assuming
                                                                           Approve UIT           Gen 02          Shareholders
                                                          Assuming         Transaction        Transaction           Do Not
                                                        Shareholders       But Not the        But Not the           Approve
                                                        Approve Both          Gen 02              UIT               Either
                                                        Transactions       Transaction        Transaction         Transaction
                                                          (Note A)           (Note B)           (Note C)           (Note D)

SERVICE REVENUES                                           $     33,290        $   129,970       $     33,290         $   129,970
                                                           ------------                                               -----------

EXPENSES:
   Cost of services                                              19,306            156,072             19,306             156,072
   General and administrative                                   963,122          1,718,189            963,122           1,718,189
   Depreciation and amortization                                228,563            620,705              3,563             395,705
   Interest expense (income), net                              (20,507)           (20,507)           (20,507)            (20,507)
                                                               -------                                                   -------
                                                              1,190,484          2,474,459            965,484           2,249,459
                                                              ---------                                                 ---------

LOSS BEFORE EQUITY IN GEN 02, INC.                          (1,157,194)        (2,344,489)       $  (932,194)         (2,119,489)

EQUITY IN LOSS OF GEN 02, INC.                              (1,187,295)             -             (1,187,295)              -
                                                            ----------              ------        ----------               -

NET LOSS INCURRED DURING THE
   DEVELOPMENT STAGE                                       $(2,344,489)       $(2,344,489)       $(2,119,489)        $(2,119,489)
                                                           -----------                                               -----------

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
                                                              5,561,000          5,561,000          4,561,000           4,561,000
                                                           ============                                              ============

BASIC AND DILUTED LOSS PER
   COMMON SHARE                                        $          (.42)   $          (.42)  $           (.46)    $          (.46)
                                                       ===============                                           ===============

Note A - Represents the historical statement of operations for the year ended at December 31, 1998, as both transactions were recorded as completed transactions, with the operations of the business of Gen 02, Inc. prior to November 6,1998 reclassified to equity in the loss of Gen 02, Inc. as follows:


Service Revenues                                                                                      $     82,387
                                                                                                      ------------

Expenses
                    Cost of services                                                                       134,972
                    General and administrative                                                             689,241
                    Depreciation and amortization                                                          325,551
                                                                                                           -------
                                                                                                         1,149,764

Net loss                                                                                                $1,067,377

Note B - Reflects the consolidation of Gen 02, Inc.'s statement of operations (as reported in Note 3 to the Company's financial statements appearing in the Company's Form 10-KSB-A, incorporated by reference) with the Company's statement of operations. Note C - Reflects the elimination of the $225,000 of amortization on the assets acquired from UIT during the year ended December 31, 1998 and the weighted average number of shares of common stock issued to UIT. Note D - Reflects both the consolidation and elimination entries described in Note B and C.





                          GENISYS RESERVATION SYSTEMS, INC. AND SUBSIDIARIES
                                            (Development Stage Companies)

                      PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                      FOR THE THREE MONTHS ENDED MARCH 31, 1999
                                                     (Unaudited)

The following statements are based upon the historical consolidated statement of operations of the Company appearing elsewhere herein to show the effect on the Company's statement of operations if the shareholders approve or do not approve
(1) the issuance of 1,100,000 shares of Series B Convertible Preferred Stock which automatically converts into 1,100,000 shares of Common Stock and the related ratification of the acquisition of software, a technology license and related assets from United Internet Technologies, Inc. ("UIT Transaction") and
(2) the ratification of the exchange of the Company's limousine reservation business for a noncontrolling interest in Gen 02, Inc. ("Gen 02 Transaction").
Reference should be made to Note 3 to the Company's financial statements appearing in the Company's Form 10-KSB for the year ended December 31, 1998 for additional information. These statements should be read in conjunction with the Company's financial statements and notes thereto appearing elsewhere herein.


                                                                                                Assuming
                                                                             Assuming         Shareholders
                                                                           Shareholders         Approve            Assuming
                                                                           Approve UIT           Gen 02          Shareholders
                                                          Assuming         Transaction        Transaction           Do Not
                                                        Shareholders       But Not the        But Not the           Approve
                                                        Approve Both          Gen 02              UIT               Either
                                                        Transactions       Transaction        Transaction         Transaction
                                                          (Note A)           (Note B)           (Note C)           (Note D)

SERVICE REVENUES                                           $     80,533        $   153,439       $     80,533         $   153,439
                                                           ------------                                               -----------

EXPENSES:
   Cost of services                                              31,299             53,859             31,299              53,859
   General and administrative                                   584,204            726,008            584,204             726,008
   Depreciation and amortization                                221,658            324,510             96,658             199,510
   Interest expense (income), net                                 (818)              (818)              (818)               (818)
                                                                  ----
                                                                836,343          1,103,559            711,343             978,559
                                                                -------                                                   -------

LOSS BEFORE EQUITY IN GEN 02, INC.                            (755,810)          (950,120)          (630,810)           (825,120)

EQUITY IN LOSS OF GEN 02, INC.                                (194,310)             -               (194,310)              -
                                                              --------              ------          --------               -

NET LOSS INCURRED DURING THE
   DEVELOPMENT STAGE                                        $ (950,120)        $ (950,120)       $  (825,120)        $  (825,120)
                                                            ==========                                               ===========

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
                                                              7,282,802          7,282,802          5,282,802           5,282,802
                                                            ===========                                               ===========

BASIC AND DILUTED LOSS PER
   COMMON SHARE                                                  $(.13)             $(.13)             $(.16)              $(.16)
                                                                 =====                                                     =====



Note A - Represents the historical statement of operations for the three months ended March 31, 1999 appearing in Form 10-QSB , as both transactions were recorded as completed transactions.

Note B - Reflects the consolidation of Gen 02, Inc.'s statement of operations appearing in Note 6 to Form 10-QSB for the three months ended March 31, 1999 with the Company's statement of operations.

Note C - Reflects the elimination of the $125,000 of amortization on the assets acquired from UIT during the three months ended March 31, 1999 and the number of shares of common stock issued to UIT.

Note D - Reflects both the  consolidation  and elimination  entries described in
Note B and C.
                                                         3

Interested Parties

     As more fully described in Proposal No. 2, the Company recently acquired a technology license and certain related assets from UIT. In connection with this acquisition the Company is seeking Shareholder approval for ratification of that acquisition and payment therefor, in the form of the issuance of 1,100,000 shares of Common Stock and two Warrants, each to purchase 800,000 shares of the Company's Common Stock, to UIT. Mr. Brian Shuster is currently a director of UIT and was also elected as a Director of the Company pursuant to an Asset Purchase Agreement, dated as of June 30, 1998, between the Company and UIT (the "Asset Purchase Agreement"). In connection with this transaction, Mr. Brian Shuster received two warrants, each entitling him to purchase 200,000 shares of Common Stock of the Company if certain performance goals are met. UIT will not vote the 900,000 shares of Common Stock of the Company currently held by UIT, nor will these votes be counted for the purpose of obtaining a quorum for Proposal No. 2. The 900,000 shares of Common Stock of the Company currently held by UIT will be counted for quorum purposes and will be eligible to vote on all other matters at the 1999 Annual Meeting. Mr. Harry Shuster was also elected as a director of the Company and the Chairman of NetCruise pursuant to the Asset Purchase Agreement, but has since resigned from both positions due to personal reasons.

     Mr. Mark A. Kenny, a former director and officer of the Company, and currently a shareholder, is a principal of GEN O2, Inc., the purchaser of the assets sold by the Company, as more fully described in Proposal No. 3. Mr. Kenny will not vote the shares of Common Stock held by him in connection with Proposal No. 3.

                                                      PROPOSAL NO. 1
                                                   ELECTION OF DIRECTORS

                  The By-Laws of the Company provide for a Board of Directors of not less than three (3) members. The Board of Directors currently consists of six (6) members. The Board of Directors has fixed the number of directors at seven (6) in accordance with the provisions of the Company's Bylaws. At the 1998 Annual Meeting, six (6) directors will be elected to serve until the next Annual Meeting of Stockholders and until their successors have been elected and qualified. Any vacancy or vacancies which occur during the year may be filled by the Board of Directors, and any directors so appointed must stand for election at the next annual meeting of stockholders.

         All nominees have consented to be named and have indicated their intent to serve if elected. The Company has no reason to believe that any of these nominees are unavailable for election. However, if any of the nominees become unavailable for any reason, the persons named as proxies may vote for the election of such person or persons for such office as the Board of Directors of the Company may recommend in the place of such nominee or nominees. It is intended that proxies, unless marked to the contrary, will be voted in favor of the election of the nominees.

         Election of the directors requires the affirmative vote of a majority of the votes cast at the meeting by holders of the Company's Common and Series A Preferred Stock.

The Board of Directors recommends that the stockholders vote "FOR" the election of the following seven nominees (Item No. 1 on the proxy card).

                                                  NOMINEES FOR ELECTION


Name                               Age                           Position

Lawrence E. Burk                               57       President, Chief Executive Officer and Director

                                                        Chief Financial Officer, Secretary, Treasurer and
John H. Wasko                                  61       Director

                                                        Director
David W. Sass                                  63
                                                        Director
S. Charles Tabak                               66
                                                        Chairman

Warren D. Bagatelle                            61

                                                        Director

Brian Shuster                                  40

     The Company's Audit and Compensation  Committees consist of Messrs.  Warren
     D. Bagatelle, S. Charles Tabak and David W. Sass. All officers of the Company devote their full time to the Company's business.

     Lawrence E. Burk joined the Company on June 23, 1997, as President, Chief Executive Officer, and Director following a 27 year career with Alexander & Alexander Services. From 1993 to early 1996, Mr. Burk served as Chairman and CEO of Alexander & Alexander, Inc., the U.S. Retail Subsidiary of A & A Services, and from early 1996 until the company's acquisition by AON Corporation in late 1996, Mr. Burk served as President and Chief Operating Officer of A & A International, the company's global retail operation. Mr. Burk served on the company's Global Retail Board from 1985; on A & A Services Operations Board from 1989; and on A & A Inc.'s' Executive Committee and Operations Board from 1989. A & A was a NYSE listed Financial Services firm with revenues of over $1.3 billion. Mr. Burk has a B.A. degree in Economics from Southern Illinois University and is a member of the schools' Advisory Board.

     John H. Wasko has served the Company as a Director since April, 1986, as Secretary since September 1995, and as Treasurer and Chief Financial Officer since April 1996. Mr. Wasko has also served the Company as President and Chairman of the Board since its inception to August 1995, and as Treasurer from April 1986 to September 1987 and from May 1988 to August 1995. Mr. Wasko has also served as Chairman of the Board, President and Director of JEC Lasers, Inc., presently an inactive company, since it was organized in September 1977. He was awarded a bachelor of science degree in physics in 1963 and a master of science degree in physics (summa cum laude) in 1965 from Fairleigh Dickinson University.

         David W. Sass has been a Director since April, 1997 and has been a practicing attorney in New York City for the past 38 years and is currently a senior partner in the law firm of McLaughlin & Stern, LLP, securities counsel to the Company. Mr. Sass is also a director of Pallet Management Systems, Inc., a company engaged in the manufacture and repair of wooden pallets and other packaging services and a director of The Harmat Organization, Inc., a New York based construction company and a member and Vice Chairman of the Board of Trustees of Ithaca College. Mr. Sass earned a B.A. from Ithaca College, a J.D. from Temple University School of Law and an L.L.M. (in taxation) from New York University School of Law.

     S. Charles Tabak has been a Director since April, 1997. Since 1991 he has been the Chief Executive Officer of Arc Medical & Professional, Inc., an employment agency specializing in placement of scientific, medical and office personnel. From 1969 to 1990, he was the Executive Vice President and General Counsel for Channel Home Centers Inc. From 1967 to 1969, he was the Director of Finance of J.J. Newbury Co. Mr. Tabak is a past member of the Board of Directors of Channel Home Centers, Inc. and Charge A Plate Group of Greater New York. He is a graduate of both NYU School of Business and School of Law, and is admitted to practice law in New York state and before the U.S. Supreme Court.

     Warren D. Bagatelle has been a Director and Chairman of the Board of the Company since August, 1995. He served as Chief Executive Officer of the Company from December 1996 through June, 1997. Since 1988, he has been a Managing Director at Loeb Partners Corporation, a New York City investment banking firm. Mr. Bagatelle is also a director of Energy Research Corporation, a company engaged in the development and commercialization of electrical storage and power generation equipment, principally fuel cells and rechargeable storage batteries and a director of Evercell, Inc., a company engaged in the development and commercialization of batteries. Mr. Bagatelle has a B.A. in economics from Union College and an M.B.A. from Rutgers University.

     Brian Shuster has been President of NetCruise Interactive, Inc. and a Director of the Company since July, 1998. He has served as Chief Executive Officer, President and a director of United Film Distributors, Inc. since its inception in May, 1995. Since he has been with United Film Distributors, Inc. he has served as the producer of seven films. Prior to joining United Film Distributors, Inc., he served as President of Beverly Hills Producers Group, a private production company, where he produced one motion picture, served as executive producer of another motion picture, and oversaw production of three other films. From 1990 until 1993 Mr. Shuster served as Vice President of Worldwide Entertainment Group, where he also produced three motion pictures. He is also currently a director of United Lesiure Corporation and President of UIT.

         Mr. Brian Shuster is currently a director of UIT. The Company recently acquired a technology license and certain related assets from UIT, which is a wholly owned subsidiary of ULC, as more fully described in Proposal No. 2. Mr. Brian Shuster was elected as a director of the Company following this transaction pursuant to the acquisition agreement and will so serve for three
(3) years, if so elected. In connection with this transaction, Mr. Brian Shuster received two warrants, each entitling him to purchase 200,000 shares of the Common Stock of the Company. One warrant is exercisable for 200,000 shares at $2.50 per share and may be exercised between April 1, 2002 and June 30, 2002, but only if NetCruise achieves profits equal to or exceeding $5,000,000 for the years 1999, 2000 and 2001. The other Warrant is exercisable for 200,000 shares at $6.00 per share and may be exercised between April 1, 2002 and June 30, 2002, but only if NetCruise achieves profits equal to or exceeding $10,000,000 for the years 1999, 2000 and 2001. Mr. Harry Shuster was also elected as a director of the Company and the Chairman of NetCruise pursuant to the Asset Purchase Agreement, but has since resigned from both positions due to personal reasons.

Executive Compensation

         The following tabulation shows the total compensation paid by the Company for services in all capacities in fiscal years 1996, 1997 and 1998 to the officers of the Company.


Name and Principal Position                 Year      Salary                         Bonus         Other Annual Compensation
Lawrence E. Burk                            1998      $147,500                       $0            $0
President & Chief Executive Officer         1997      $75,000 (1)                    $0            $0
                                            1996      $0                             $0            $0

Joseph Cutrona (2)                          1998      $0                             $0            $0
                                            1997      $41,639                        $0            $6,667
                                            1996      $73,500                        $0            $5,000

Mark A. Kenny(3)                            1998      $88,462                        $0            $0
                                            1997      $64,231                        $0            $28,967
                                            1996      $42,000                        $0            $16,250

John H. Wasko                               1998      $80,000                        $0            $0
Chief Financial Officer, Secretary &        1997      $81,247                        $0            $20,000
Treasurer                                   1996      $10,000                        $0            $49,500


(1)      Salary paid to Mr. Burk for the period June 23, 1997 thru December 31, 1997.  Mr. Burk's Annual salary is $150,000.

(2)      As of May 12, 1997, Mr. Cutrona was no longer an employee, Officer or Director of the Company.

     (3) Mr. Kenny formerly was the Company's Executive Vice President. He resigned as an employee and a Director of the Company as of November 6 , 1998.

     The Company and Mr. Lawrence E. Burk entered into an Employment Agreement on June 23, 1997 whereby the Company agreed to pay Mr. Burk a salary of $150,000 per year. The Employment Agreement is of continuous duration and may be terminated by either party. Mr. Burk is also entitled to an incentive bonus to be determined in the sole discretion by the Board of Directors of the Company. The Company and Mr. John H. Wasko entered into an Employment Agreement on October 16, 1996 whereby the Company agreed to pay Mr. Wasko a salary of $80,000 per year. The Employment Agreement is of continuous duration and may be terminated by either party. Mr. Wasko is also entitled to an incentive bonus to be determined in the sole discretion by the Board of Directors of the Company. The Company and Loeb Partners Corporation entered into a three year consulting and investment banking agreement dated September 5, 1995 whereby the Company agreed to pay Loeb Partners Corporation a consulting fee of $3,000 per month, which contract has been extended for an additional three (3) years. Loeb Partners
     Corporation also receives a fee for arranging private financing and acquisitions. Mr. Warren D. Bagatelle, a Director and Chairman of the Company, is a Managing Director of Loeb Partners Corporation. The Company and Mr. Mark A. Kenny entered into an Employment Agreement on May 1, 1997 whereby the Company agreed to pay Mr. Kenny a salary of $100,000 per year. This contract was terminated in November, 1998 by the resignation of Mr. Kenny. See Proposal No. 3.

     Pursuant to the Asset Purchase Agreement the Company agreed that Mr. Brian Shuster would serve as a director of the Company for three years and as President of NetCruise. In addition, the Company agreed to pay Mr. Brian Shuster $5,000 per month for his services as a consultant to the Company. Mr. Brian Shuster also received two warrants, each entitling him to purchase 200,000 shares of the Common Stock of the Company. One warrant is exercisable for 200,000 shares at $2.50 per share and may be exercised between April 1, 2002 and June 30, 2002, but only if NetCruise achieves profits equal to or exceeding $5,000,000 for the years 1999, 2000 and 2001. The other Warrant is exercisable for 200,000 shares at $6.00 per share and may be exercised between April 1, 2002 and June 30, 2002, but only if NetCruise achieves profits equal to or exceeding $10,000,000 for the years 1999, 2000 and 2001. Mr. Harry Shuster was also elected as a director of the Company and the Chairman of NetCruise pursuant to the Asset Purchase Agreement, but has since resigned from both positions due to personal reasons.

         On May 12, 1997 the Company adopted the Genisys Reservation Systems, Inc. 1997 Omnibus Stock Incentive Plan (the "Plan"). The Plan provides for the granting of stock options to directors, officers and employees of the Company or any subsidiary of the Company to purchase, or to exercise certain rights with respect to shares of Common Stock of the Company. The following table sets forth the options granted by the Company to the officers and directors of the Company:




Name                         No. of Securities           Percent of total    Exercise or base    Expiration Date
                             Underlying Options          options granted     price
                                                         to employees in     per share
                                                         the fiscal year
John H. Wasko                35,000                                          $2.00               November 2001
                             25,000                                          $4.75               March 2004
Lawrence E. Burk             200,000                                         $4.75               March 2004
S. Charles Tabak             15,000                                          $4.75               March 2004
David W. Sass                15,000                                          $4.75               March 2004

       During 1998 the Board of Directors held four meetings and acted one time by unanimous written consent.

         Outside directors receive $1,000 for each board meeting attended in person and $250 for each committee meeting attended in person, as compensation for serving in such capacities during the fiscal year ending December 31, 1998.


                                                   CERTAIN TRANSACTIONS

                  In February 1995, Loeb Holding Corporation, as escrow agent ("Loeb"), for Warren D. Bagatelle, HSB Capital, trusts for the benefit of families of two principals of Loeb Holding Corporation and three unaffiliated individuals, agreed to loan the Company $500,000 evidenced by a series of Convertible Promissory Notes ("Convertible Promissory Notes"). In September, 1995, Loeb converted the Convertible Promissory Notes into 841,455 common shares of the Company and two Term Promissory Notes, one in the principal amount of $475,000 and the other in the principal amount of $25,000.

         On August 11, 1995, Robotic Lasers, Inc. acquired Travel Link by issuing 1,682,924 shares of restricted new Common Stock of the Company in exchange for the shares of the common stock of Travel Link owned by Joseph Cutrona, Mark A. Kenny and Steven E. Pollan, which represented all the issued and outstanding shares of common stock of Travel Link.

         In August 1995 the Company granted Mr. Wasko a five (5) year option to purchase 25,000 shares of Common Stock at a price of $0.60 per share, which option has been exercised. In November, 1996 the Company granted Mr. Wasko a five (5) year option to purchase 35,000 shares of Common Stock at a price of $2.00 per share, and in March 1999 the Company granted Mr. Wasko a five (5) year option to purchase an aggregate of 25,000 shares of Common Stock at a price of $4.75 per share.

         On September 5, 1995 the Company entered into a three year consulting and investment banking agreement with Loeb Partners Corporation. Under the terms of the agreement the Company pays Loeb Partners Corporation $3,000 per month. Loeb Partners Corporation will also receive a fee for arranging private financing and acquisitions. This banking agreement has been extended by the Company for three (3) years on the same terms. Mr. Warren D. Bagatelle, a Director and Chairman of the Company, is a Managing Director of Loeb Partners Corporation.

         During December 1995, Loeb agreed to loan the Company $250,000 evidenced by a series of Convertible Promissory Notes. In November 1996, Loeb converted the Convertible Promissory Notes into (i) two Term Promissory Notes, one in the principal amount of $237,500 and the other in the principal amount of $12,500 issued in December 1995 and discussed below and (ii) 420,728 shares of Common Stock of the Company, of which 420,000 shares of Common Stock are owned by four unaffiliated parties. Loeb Holding Corporation did not receive any shares of Common Stock in this transaction.

         In March 1998 the holder of two Term Convertible Promissory Notes in the principal amounts of $475,000 and $237,500, converted $400,000 of the principal amount of the former note and $200,000 of the principal amount of the latter note into 188,235 shares and 94,118 shares respectively of the Series A Preferred Stock of the Company at a price of $2.125 per share.

         The holder of the term promissory notes is Loeb Holding Corporation, as escrow agent for Warren D. Bagatelle, Managing Director of Loeb Partners Corp., HSB Capital (of which Mr. Bagatelle is a partner), trusts for the benefit of families of two principals of Loeb Holding Corporation and three unaffiliated persons. Loeb Holding Corporation disclaims any beneficial interest in these shares. Warren D. Bagatelle is Chairman of the Company.

         The Term Promissory Note in the amount of $25,000 and the Term Promissory Note in the amount of $12,500 issued in December 1995 were converted in March 1998 into 400,000 shares of the Common Stock of the Company at a price of $0.09375 per share.

         In August 1996, the Company gave notice to Mr. Pollan that it was canceling the 333,216 shares of Common Stock which had been issued to him in August of 1995. It is the Company's position that the Common Stock should be canceled because, among other reasons, Mr. Pollan failed to provide the services to the Company which were to be the consideration for the issuance of the shares. Mr. Pollan has commenced an action against the Company and others in the New Jersey Federal Court which contests the Company's effort to cancel the shares issued to him, and which seeks monetary damages and other relief. The action is in its preliminary stages, and no assurance can be given as to its ultimate outcome.

         During November and December 1996, the Company and Loeb Holding Corporation signed four eighteen (18) month Convertible Promissory Notes whereby Loeb Holding Corporation loaned the Company the sums of $75,000, $30,000, $10,000 and $95,000 (totaling $210,000). The Promissory Notes which bear interest at 10%, matured on May 11, 1998, May 25, 1998, June 2, 1998 and June 9, 1998. In March 1998, Loeb, converted the total principal amount of the four Convertible Promissory Notes ($210,000) into 98,824 shares of the Series A Preferred Stock of the Company at a price of $2.125 per share.

         In connection with the acquisition of the technology license and the assets from UIT by NetCruise, Mr. Brian Shuster received two warrants, each entitling him to purchase 200,000 shares of the Common Stock of the Company. One warrant is exercisable for 200,000 shares at $2.50 per share and may be exercised between April 1, 2002 and June 30, 2002, but only if NetCruise achieves profits equal to or exceeding $5,000,000 for the years 1999, 2000 and 2001. The other Warrant is exercisable for 200,000 shares at $6.00 per share and may be exercised between April 1, 2002 and June 30, 2002, but only if NetCruise achieves profits equal to or exceeding $10,000,000 for the years 1999, 2000 and 2001.

     In November 1998 the Company entered into an Acquisition Agreement with a company newly formed by a management group led by Mark A. Kenny, a Company founder and former director. This new company was organized for the purpose of this acquisition. Mr. Kenny is still a shareholder of the Company. The terms of this sale are more fully discussed in Proposal No. 3.

          For the year ended December 31, 1997 the Company paid to the firm of McLaughlin & Stern, LLP the sum of $145,762 for legal services. Mr. Sass, a director of the Company, is a member of said firm.

         The Company believes that each of these transactions was entered into on terms at least as favorable to the Company as could have been obtained from unaffiliated third parties.

     The transactions described above involve actual or potential conflicts of interest between the Company and its officers or directors. In order to reduce the potential for conflicts of interest between the Company and its officers and directors, prior to entering into any transaction in which a potential material conflict of interest might exist, the Company's policy has been and will continue to be, that the Company does not enter into transactions with officers, directors or other affiliates unless the terms of the transaction are at least as favorable to the Company as those which would have been obtainable from an unaffiliated source. As of the date hereof, the Company has no plans to enter into any additional transactions which involve actual or potential conflicts of interest between the Company and its officers or directors. Should the Company enter into any such transaction in the future, it will not do so without first obtaining at least one fairness opinion from, depending on the nature of the transaction, either its own independent directors or from an independent investment banking firm.


                                                      PROPOSAL NO. 2

     RATIFICATION OF THE ACQUISITION OF A TECHNOLOGY LICENSE AND CERTAIN RELATED ASSETS FROM UNITED INTERNET TECHNOLOGIES, INC. AND APPROVAL OF THE ISSUANCE OF 1,100,000 SHARES OF COMMON STOCK AND TWO STOCK PURCHASE WARRANTS TO UNITED INTERNET TECHNOLOGIES, INC.

     Pursuant to the Asset Purchase Agreement, NetCruise (a wholly owned subsidiary of the Company formed on July 21, 1998 for the purpose of operating an internet travel business) acquired a technology license and certain related assets from UIT in consideration of 2,000,000 shares of the Company's Common Stock and two warrants ("Warrants"), each entitling the holder to purchase 800,000 shares of the Common Stock of the Company (the "UIT Transaction"). One warrant is exercisable for 800,000 shares at $2.50 per share and may be exercised between April 1, 2002 and June 30, 2002, but only if NetCruise achieves profits equal to or exceeding $5,000,000 for the years 1999, 2000 and 2001. The other Warrant is exercisable for 800,000 shares at $6.00 per share and may be exercised between April 1, 2002 and June 30, 2002, but only if NetCruise achieves profits equal to or exceeding $10,000,000 for the years 1999, 2000 and 2001. No value has been placed on the warrants since the warrants are each contingent upon future earnings. For a more detailed description of the Company's Common Stock please see Proposal No. 5.

         The Company has since been advised that the issuance of such securities has caused the Company to inadvertently be in violation of a Nasdaq MarketPlace Rule because the issuance of the 2,000,000 shares and Warrants amounted to more than 20% of the issued and outstanding shares of the Company and were not approved by Shareholders as required by such Rule. Nasdaq advised the Company that the Company's Common Stock would be delisted as a result of such violation. The Company requested a hearing on the delisting which was held on November 20, 1998. Nasdaq issued its written determination on January 12, 1999 to continue listing the Company's securities on The Nasdaq SmallCap Market pursuant to the following conditions: (i) the UIT Transaction must be unwound in the event shareholders do not ratify the acquisition of the technology license and certain related assets from UIT and approve the issuance of 1,100,000 shares of Common Stock and two Stock Purchase Warrants to UIT; (ii) the Company must file a Definitive Proxy Statement with the Securities and Exchange Commission and Nasdaq on or before February 15, 1999; and (iii) the Company must submit documentation to Nasdaq on or before March 15, 1999 evidencing either the receipt of shareholder approval of the issuance of additional shares to UIT or the unwinding of the issuance of additional shares to UIT and purchase of a technology license and certain related assets from UIT. The Company has requested an extension from Nasdaq with respect to the deadlines to July 31, 1999.


         The Company and UIT have restructured the transaction so that UIT will return to the Company 1,100,000 shares of the Company's Common Stock (retaining 900,000 shares that are not in violation of the Nasdaq MarketPlace Rule) and the Warrants. The Company will issue to UIT 1,100,000 shares of Convertible Series B Preferred Stock (the "Series B Preferred Stock"), which Series B Preferred Stock is automatically converted into 1,100,000 shares of the Company's Common Stock upon Shareholder approval of the issuance of the 1,100,000 shares of Common Stock and the Warrants. The Series B Preferred Stock is non-voting stock and carries a mandatory dividend of $275,000, payable on September 30, 1999 and a mandatory quarterly dividend at the rate of $68,750 commencing with the quarter ended December 31, 1999. No dividend will be payable if the Shareholders approve the issuance of the 1,100,000 shares Common Stock and Warrants prior to June 30, 1999. The Company was not able to obtain such Shareholder approval, and will therefore be required to pay the dividend if it has funds legally available for such purposes. State law prohibits the payment of a dividend if, as a result thereof, the Company would be unable to pay its debts as they become due in the usual course of its business or the Company's total assets would be less than its total liabilities.. The total purchase price in the UIT Transaction is 900,000 shares of the Company's Common Stock and 1,100,000 shares of the Company's Series B Convertible Preferred Stock. If shareholders ratify the acquisition, the Series B Preferred Stock will automatically be converted into 1,100,000 shares of the Company's Common Stock and the Company will issue two warrants, each to purchase 800,000 shares of Common Stock, as outlined above.


     In the event shareholders do not ratify the acquisition of the assets and approve the issuance of 1,100,000 shares of Common Stock and two stock purchase warrants, the UIT Transaction will be unwound. In such event the Company estimates that the cost to undo the transaction will not exceed $50,000. This estimate includes accounting fees, legal fees, recording fees and employee termination fees. In the event that the UIT Transaction must be unwound, the following shall occur: (i) the Company shall reassign the technology license and return the related assets to UIT; (ii) UIT will return to the Company all stock certificates received pursuant to the UIT Transaction and (iii) Mr. Brian Shuster will return the warrants issued to him by the Company; and (iv) Mr. Brian Shuster will resign from any officer or director position held by him. In addition, Mr. Brian Shuster's consulting fee shall be pro-rated to the date of his resignation and shall cease as of such date. Reference should be made to Pro Forma Condensed Consolidated Financial Statements as of December 31, 1998 for the effect of undoing the UIT Transaction.

         The Company determined to expand into the internet travel business for several reasons. Although the Company had begun to generate revenues, the Company found that many limousine providers were resisting the payment of commissions or fees in connection with bookings on the Company's system resulting in a much slower development of revenues for the Company than was originally anticipated. Management evaluated the cost of operations for a more extended period of time and determined that the Company's available funds would be better spent in other areas of the travel business. It therefore determined to expand into the internet travel business. As a result, if the shareholders approve the acquisition of the technology license and certain related assets and the sale of the limousine reservation business, the effect to shareholders is a fundamental change in the nature of the business of the Company from the limousine reservation business to an internet travel business.

         Disadvantages to Proposal No. 2 include a lack of operating history with respect to the software relating to the internet travel business. Although management expects web-site development to continue through mid-1999, the internet web-site is currently operational and independent travel consultants can view videos and book car, air and hotel reservations directly through the web-site, as well as research vacation packages and cruise itineraries. The Company's independent travel consultants are currently unable to book vacation and cruise packages in an automated fashion through the web-site. In order to make these types of reservations, the independent travel consultants are instructed to contact the Company's service center, (operated through Sammy's Travel World, a wholly owned subsidiary of the Company) via toll-free telephone, fax or e-mail, whereby a live NetCruise travel agent will then make the vacation or cruise reservation. The Company intends to continually enhance its technology to automate the booking process for cruise and vacation reservations through its web-site. There can be no assurance, though, that the Company will be able to achieve the technological advancements necessary to automate the booking of cruise and vacation reservations.

     In addition, at the present time the Company only has a limited number of individuals who have subscribed to be independent travel consultants. It is important to note that the Company's customers consist of the independent travel consultants as well as the clients of the independent travel consultants for whom travel is booked. The Company initially acquired 280 independent travel consultants as a result of the Company's acquisition of the assets of Sterling. The Company is honoring the agreements the independent travel consultants made with Sterling which were in place at the time the Company purchased Sterling's assets. The subscription fees charged by the Company are significantly less than those which had been charged by Sterling, although the renewal fees are the same. This is true even though NetCruise will be providing additional services not offered by Sterling, such as automated web- site booking capability and video technology. As the independent travel consultants subscription agreements come up for renewal, there is no guarantee that the independent travel consultants will renew their agreements with the Company. Additionally, although the Company believes that its national marketing campaign will be successful in the recruitment of new independent travel consultants, there can be no assurance of the effectiveness of the campaign.

         The budgeted cost of launching the Company's marketing campaign, which includes the development of a data base and networking capability, is expected to be approximately $1,342,000. Of such amount, approximately $198,000 was allocated to complete development of the web-site, which is currently operational. The Company intends to use $75,000 of the $198,000 to continue to enhance and upgrade the web-site. Such improvements will include providing additional features to the site, such as personal web pages for the independent travel consultants, chat capability, on-line accounting information for the independent travel consultants as well as client profiling. The Company expects to continue upgrading the web-site as appropriate. The remainder of the $1,342,000 will be used to produce a television video infomercial and purchase media time. The Company recently completed a private placement in the amount of $1,500,000. The funds of the private placement were received by the Company as follows: $200,000 in 1998, $510,000 between January 1999 and February 1999 and $790,000 in June, 1999. With these proceeds and anticipated cash to be received from revenues, the Company believed it would have sufficient resources to provide for its planned operations for the next twelve months. However, there was a four month delay from mid-February to mid-June in receiving the balance of the private placement proceeds in the amount of $790,000 and a corresponding delay in launching the Company's marketing campaign, which resulted in a much lower than anticipated growth in the Company's revenues. As a result, during the delay the Company was forced to divert approximately $600,000 of the private placement proceeds to cover general and administrative expenses. The $600,000 was taken out of the $710,000 the Company had received from the private placement as of February 1999, which the Company had originally planned on using for marketing purposes. The remaining $110,000 of the private placement proceeds received as of February 1999 were used for web-site development, as originally planned.

     As a result of these delays, the Company needs to raise an additional $725,000 to continue the launch of the Company's marketing campaign. Additionally, the Company is obligated by contract to pay a mandatory dividend in the amount of $275,000 to United Internet Technologies, Inc. on September 30, 1999, bringing the total amount of additional funds required to $1,000,000. The $1,000,000 in additional funds, if and when received, will be allocated as follows: $90,000 to continue upgrading and enhancing the web-site, $510,000 to complete development of a television infomercial and purchase media time; $125,000 for general working capital and $275,000 to pay the mandatory dividend. The Company is obligated to pay this dividend if funds are legally available for such purpose. State law prohibits the payment of a dividend if, as a result thereof, the Company would be unable to pay its debts as they become due in the usual course of its business or the Company's total assets would be less than its total liabilities. The Company is seeking to raise the additional funds, but if such funds are not available the Company will be forced to curtail its marketing campaign. In addition to the funding requirement stated above, should the Company decide to purchase significant additional media time for the television informercial, additional funds will be required. No assurance can be made that the Company will be able to raise any additional funds.


     Initially revenues from the web-site will be derived from subscriptions fees of the independent travel consultants along with commissions received from bookings shared with the independent travel consultants. As the Company develops management believes that the majority of the Company's revenue will be derived from commissions earned from the sale of travel through the independent travel consultants. The Company's business model is built around the sharing of commissions with the independent travel consultants generated from travel industry vendors such as airlines, hotels, car rental companies, resort properties, tour operators and cruise lines. The Company believes that commission sharing with the independent travel consultant, which ranges from 50% to 60% of the commissions received by NetCruise is a key enticement for individuals to subscribe to become independent travel consultants. The subscription and annual renewal fee for all independent travel consultants, including the former Sterling Travel Consultants, is currently $95.00. While the Company believes it will benefit from its portion of the commission revenues generated, it also believes that significant revenues will be derived from other key areas such as annual subscription fees from its independent travel consultants, advertising through its web-site and incentive arrangements with travel vendors and travel related product vendors (in addition to its share of the standard travel commissions). However, a significant change in the prevailing commission structure in the travel industry could have a detrimental effect on the Company's ability to attract and retain independent travel consultants and to benefit from the other revenue sources listed above, which are substantially created through this core distribution system.

     As a result of the transaction, the Company acquired the internet travel web site called "NetCruise" and a perpetual, world-wide technology license for "Parallel Addressing Video Technology" for all travel related applications, along with all of the custom software, computer systems and intellectual properties. No royalty payments are required under the licensing agreement for the "Parallel Addressing Video Technology" and the license is exclusive as it relates to the technology as applied to the travel industry. UIT has retained the right to the technology for all other uses outside of the travel industry. The intellectual property acquired consists of a license for the "Parallel Addressing Video Technology" which includes the NetCruise name, logo, trade-marks and service- marks. The company did not acquire the patent to the "Parallel Addressing Video Technology." Also included as part of the intellectual property was an agreement between UIT and Internet Travel Network of Palo Alto, CA which UIT transferred to the Company. This agreement provides for a "private label" site on the Internet Travel Network "booking engine". The agreement expires in April, 1999 and automatically renews for successive one year periods unless either party gives notice, no later than 30 days prior to the end of the period, of its intent not to renew. The Company has renewed this agreement under the terms and conditions of the original agreement. There is no cost associated with renewing the agreement. The ITN "booking engine" is essentially a world wide web based graphical user interface to the airline owned Apollo computerized reservation system. This technology allows a layperson with access to the internet to access the databases and pricing systems used by travel agents to research and procure air, car rental and hotel reservations. By "private labeling" this functionality, the Company is able to offer its travel consultants access to a leading travel system, while not having to expend the Company's capital resources which would be required to create its own access. The custom software acquired by the Company consists of a video player program (called a ULI player) that permits the end user to view video files, a cruise database, a CD-ROM video disc database containing video images of travel-related information and miscellaneous commercially purchased software. The technological feasibility of the custom software was established at the time of the acquisition, as a working model of the custom software had been completed at that time. The Company formed NetCruise as a wholly owned subsidiary for the purpose of operating an internet travel business featuring the technology obtained through this acquisition.

         Although the Company only has a limited number of individuals who have subscribed to be independent travel consultants, and therefore a limited number of customers, the Company intends to launch, through television advertising, an aggressive marketing campaign inviting the general public, along with existing travel agents, to become NetCruise travel consultants. The goal of the Company's marketing campaign is to encourage individuals to enroll as independent travel consultants by paying an annual fee to the Company. The independent travel consultants will then be able to make reservations either through the password protected section of the NetCruise web site or via telephone, fax or e-mail bookings with travel agents who work directly for NetCruise. Non-members who visit the non-password protected section of the NetCruise web-site (the "Visitor's Section") shall have access to a portion of the site which contains general information about the Company, describes the independent travel consultant program and allows the public to request information or enroll as an independent travel consultant. To date, the Visitor's Section of the web-site is being used for demonstration to potential travel consultants. The password protected section allows independent travel consultants to see vacation and cruise destinations in full motion video and stereo audio and to make hotel, air, car reservations, as well as research vacation packages and cruise itineraries. The Company's independent travel consultants are currently unable to book vacation and cruise packages in an automated fashion through the web-site. In order to make these types of reservations, the independent travel consultant must contact the Company's service center, (operated through Sammy's Travel World, a wholly owned subsidiary of the Company) via toll-free telephone, fax or e-mail, whereby a live NetCruise travel agent will then make the cruise reservation. The password protected section is only accessible by company personnel and independent travel consultants using a password.

     The Company believes it will be successful in encouraging people to pay the subscription fee and sign up as independent travel consultants because as an independent travel consultant individuals will have an opportunity to earn a commission on all reservations made by them. Airlines, hotels, car rental companies, cruise lines, tour operators and other travel vendors will pay the Company commissions for all sales generated by the Company. Such commissions will be shared with the independent travel consultants. The Company hopes to enroll both the general public and existing travel agents. The Company believes that there is an emerging trend in the travel industry, whereby individuals who are presently travel agents are leaving their salaried positions and moving into positions similar to that of an independent travel consultant with their own home based travel business. The Company believes that existing travel agents will be drawn to the opportunity to earn commissions, create their own flexible hours, maintain their client base and utilize their existing skills. Other advantages of a home based travel business are no commuting to an office, low overhead, no need to rent expensive airline owned computer reservation system equipment and personal travel benefits. However, there can be no assurance that the Company's marketing strategy directed to existing travel agents will be successful. The Company, through a combination of direct response TV, print, radio, and web-based advertising, plans to offer individuals an opportunity to join NetCruise as independent travel consultants. Each new independent travel consultant will receive a start-up kit consisting of a CD ROM library of video destinations; a marketing kit which includes a guide to marketing an at-home business, a training manual describing the travel industry, a welcome letter containing a password for the web site and an outline of NetCruise policies and procedures and full- service support from the Company's live travel agents.

     "Parallel Addressing Video Technology" allows the independent travel consultants to see a destination in full motion video and stereo audio never before available on the internet, without waiting for a lengthy file download. Utilizing this proprietary technology the NetCruise web site will interact with the individual's PC, find the requested video clip on its CD ROM, and play it locally in a clear, full screen mode. Included in the assets acquired by NetCruise is an extensive library of video clips complete with music and narratives in stereo, which will bring views of cruise ships, hotels, and destinations from around the world to the user in seconds. When the travel consultant is ready, he or she will be able to make airline, hotel and car rental reservations quickly and easily via NetCruise's reservation web site, as well as research vacation packages and cruise itineraries. The Company's independent travel consultants are currently unable to book vacation and cruise packages in an automated fashion through the web-site. In order to make these types of reservations, the independent travel consultant is instructed to contact the Company's service center, (operated through Sammy's Travel World, a wholly owned subsidiary of the Company) via toll-free telephone, fax or e-mail, whereby a live NetCruise travel agent will then make the cruise reservation.

         "Parallel Addressing Video Technology" provides zero-wait time, full motion video and stereo audio to the independent travel consultants interacting with the Company's internet web-site. Unlike various forms of streaming video, live media and internet video broadcasts, this technology does not rely on bandwidth as the medium for delivery of video. UIT and its parent, ULC, developed this technology and filed for patents in July 1997. Although the General public will be able to access much of the site to obtain information and enroll as an independent travel consultant, the Company intends that only participating travel consultants who have paid a fee to the Company and received a password will be able to access the reservation area of the site.

         If at any point the individual requires additional expertise, a personal NetCruise travel agent will be available by phone to guide them through the process. On February 1, 1999 the Company acquired Sammy's Travel World, Inc., a full-service travel agency specializing in leisure and corporate travel and serving the New York City and northern New Jersey area ("Sammy's"), with annual gross bookings of approximately $1,800,000. "Bookings" consists of the total dollar amount of airline tickets sold, cruises sold, and hotel and car reservations made. Sammy's will provide, when necessary, full service support via telephone to the Company's independent travel consultants. Sammy's is now a wholly owned subsidiary of the Company and has five (5) employees. The purchase price for the acquisition was 36,600 shares of the Company's common stock which, for accounting purposes is being valued at $1.50 per share or an aggregate of $54,900. The Company acquired the following assets from Sammy's: telephones, desks, chairs, fax and copy machines, filing cabinets, safe, shelves, typewriters and computers.

         Mr. Brian Shuster has been appointed the President of NetCruise. Pursuant to the Asset Purchase Agreement, Mr. Brian Shuster will receive $5,000 per month for his services as a consultant to the Company. In addition, Mr.Brian Shuster has been serving as a director of the Company since the transaction closed and has been nominated for election as a director of the Company. Mr. Harry Shuster was also elected as a director of the Company and the Chairman of NetCruise pursuant to the Asset Purchase Agreement, but has since resigned from both positions due to personal reasons.

         Management of the Company had been exploring a number of ways to more fully and quickly develop its internet travel business, while still maintaining an interest in the limousine reservation business, through its ownership interest in GEN O2, Inc., but with a significant reduction in the resources the Company had to commit to the reservation operation. Management of the Company believes that the NetCruise internet travel business, which is not compatible with the limousine reservation business, provides the Company's shareholders with a potential for a greater return.

         On November 5 , 1998, in order to augment the Company's entry into the internet travel business, the Company entered into an Asset Purchase Agreement with Sterling AKG Corp. d/b/a Sterling Travel ("Sterling"), in which the Company purchased all the assets relating to Sterling's network of independent travel consultants ("Sterling Travel Consultants") for a total purchase price of 25,000 shares of the Company's Common Stock which, for accounting purposes, is being valued at $1.50 per share for an aggregate of $37,500. An additional 17,500 shares ("Escrow Shares") will be held in escrow by counsel to the Company. If the Company does not achieve $3,000,000 of gross sales from the sale of travel services, including renewal fees from the Sterling Travel Consultants, over the initial twelve month period beginning on November 1, 1998 and ending on October 31, 1999, the Escrow Shares shall immediately be returned to the Company. If the Company achieves $3,000,000 of gross sales from Sterling Travel Consultants over the initial twelve month period as described herein, the Escrow Shares will be released by the Company.

     Included in the assets purchased by the Company was a list of Sterling Travel Consultants (both active and inactive) that had done or were doing business with Sterling. Also included in the assets purchased were contacts, files, correspondence, earning records, a data base of former and current customers of Sterling estimated at approximately 20,000 entries, property and equipment, including desks, chairs, fax and copy machines, filing cabinets, computers and miscellaneous office supplies. The data base of former and current customers also included the Sterling Travel Consultants, as they were considered customers, not employees of Sterling and the names of travel agents who had done business wit Sterling as Sterling Travel Consultants. In addition, included were agreements with such Sterling Travel Consultants setting forth the commissions they could earn and operational matters relating to their position as an independent travel consultant.

     The Company's current independent travel consultants are all former Sterling Travel Consultants whose contracts were assigned to the Company from Sterling as part of the acquisition and who paid their subscription fee to Sterling. In the event the independent travel consultants (formerly the Sterling Travel Consultants) desire to renew their contracts, a renewal subscription fee will be paid to the Company.

         Since on-line transactions can be faster, less expensive and more convenient than transactions conducted via traditional means, a growing number of consumers are transacting business over the World Wide Web. Examples of such transactions include buying consumer goods, trading securities, purchasing airline tickets and paying bills. Based upon its research and discussions with individuals knowledgeable in electronic commerce on the World Wide Web, management believes that 27% of adult World Wide Web users made on-line purchases in 1997 and that 50% of adult World Wide Web users will make on-line purchases in 2000. Management believes that as electronic commerce expands, advertisers and direct marketers will increasingly seek to use the World Wide Web to locate customers, advertise their products and services and facilitate transactions.

     The Company also believes that lodging and airline travel will be a major leader in this market with total on-line travel revenues possibly reaching over $50 billion by 2001. With travel taking such a large portion of on-line sales, management of the Company expects that the enhanced travel services offered by NetCruise will attract a wide range of internet using consumers enabling NetCruise to become a significant participant in internet travel. In the event shareholders do not approve this Proposal No. 2 the Company intends to continue its entry into the internet travel business either by negotiating a licensing agreement with UIT for the use of its technology license and certain related assets or by utilizing alternative technologies. In the event that Proposal No. 2 is not approved by the Shareholders and Proposal No. 3 is approved, the Company will not own the limousine reservation business but will continue to expand into the internet travel business.

         Management of the Company is confident that there were no conflicts of interest in negotiating the acquisition of the internet travel business and that all negotiations with UIT were at "arms length".

         Based upon the presently outstanding number of shares of Common Stock of the Company (6,749,068), UIT would hold 3,600,000 shares (9,934,694 shares outstanding) or approximately 36.2% of the stock of the Company, assuming issuance of the full 2,000,000 shares of Common Stock (consisting of 900,000 shares of Common Stock currently held by UIT and an additional 1,100,000 shares of Common Stock to be issued to UIT upon conversion of the Series B Preferred stock in the event the Shareholders approve Proposal No. 2) and exercise of the Warrants. One warrant is exercisable for 800,000 shares at $2.50 per share and may be exercised between April 1, 2002 and June 30, 2002, but only if NetCruise achieves profits equal to or exceeding $5,000,000 for the years 1999, 2000 and 2001. The other Warrant is exercisable for 800,000 shares at $6.00 per share and may be exercised between April 1, 2002 and June 30, 2002, but only if NetCruise achieves profits equal to or exceeding $10,000,000 for the years 1999, 2000 and 2001.

         The acquisition of the technology license and certain related assets as described in this Proposal No. 2 will have no immediate tax effect on the Company.


         Ratification of the acquisition of the technology license and certain related assets from UIT and the approval of the issuance of 1,100,000 shares of Common Stock of the Company and two Warrants to UIT requires the affirmative vote of a majority of the votes cast at the meeting by holders of the Company's Common and Series A Preferred Stock entitled to vote thereon. Pursuant to an Amendment Agreement made in connection with the Asset Purchase Agreement, directors, officers and certain principal shareholders of the Company, who in the aggregate hold approximately 23.2% of the Company's outstanding Common Stock and all of the Company's Preferred Stock, have agreed to vote "FOR" Proposal No.
2. UIT will not vote on Proposal No. 2.

     The Board of Directors recommends that the stockholders vote "FOR" the ratification of the acquisition of a technology license and certain related assets from UIT and for the approval of the issuance of Common Stock and Warrants to UIT and. (Item No. 2 on the proxy card).

                                                      PROPOSAL NO. 3

     RATIFICATION OF THE SALE OF THE LIMOUSINE RESERVATION SYSTEM BUSINESS TO GEN O2, INC., A NEWLY ORGANIZED CORPORATION FORMED BY MARK A. KENNY, A FORMER DIRECTOR AND FOUNDER OF THE COMPANY.

     On November 6, 1998 the Company sold the limousine reservation system business by entering into an Acquisition Agreement (the "Sales Agreement") by and between the Company and Corporate Travel Link, Inc. ("Travel Link"), a wholly owned subsidiary of the Company (the sellers in the transaction) and TranspoNet (a non-affiliated company), Mark A. Kenny, Paul Murray and GEN 02, Inc. (the purchaser in the transaction), a newly organized corporation formed by Mark A. Kenny, a former director and founder of the Company. This sale will allow the Company to concentrate its resources and efforts on the continued build-up of its internet travel business.

         Prior to the current sale, the principal business of the Company had been the development of a computerized reservation and payment system known as "Genisys Reservation System". This System accepts and processes reservations and payments for ground transportation services made by its customers through computerized reservations systems owned and operated by others, using the trade name "Genisys Reservation System".

         Management of the Company set revenue objectives for the limousine reservation business and made the decision to review the operation at the end of the third quarter to determine the best approach to maximize utilization of the Company's resources. The limousine reservation business did not meet its revenue objectives and in early September 1998, the Company decided to seek a buyer or joint venture partner for its limousine reservation business.

         In addition, although the Company has begun to generate revenues, the Company found that many limousine providers were resisting the payment of commissions or fees in connection with bookings on the Company's system until such time as the potential benefits of the Company's system could be better qualified. This resulted in a much slower development of revenues for the Company than was originally anticipated. Management estimated the cost of operations for a more extended period of time and determined that the Company's available funds would be better spent in other areas of the travel business. It therefore determined to expand into the internet travel business. As a result of the shareholders approval, the acquisition of the technology license and certain related assets and the sale of the limousine reservation business the effect to shareholders is a fundamental change in the nature of the business of the Company from the limousine reservation business to an internet travel business.

     The Company does not believe that it will, through GEN O2, Inc., be exposed to losses from continued resistance of payment of fees or commissions to GEN O2, Inc. The Company believes that GEN O2, Inc. has a reasonable chance of success in the future. This is because GEN O2, Inc., in response to market forces, has recently altered its marketing approach by offering a tiered pricing model. This pricing strategy provides a lower net cost for high volume limousine companies. This approach has been met with a favorable response from the market to date. GEN O2, Inc. has also reduced costs by reducing payroll, lowering operating and development costs and lowering rent expenses. Additionally, GEN O2, Inc.'s partnership with the computer reservation systems of the major airlines ("CRSs," consisting of SABRE, APOLLO and WORLDSPAN) made recent price concessions to GEN O2, Inc. in an effort to capture market share through lowered transaction pricing. This reduction in fees from the CRSs should support GEN O2 Inc.'s efforts to increase the number of transactions flowing through the system by reducing limousine transaction costs to the car and limousine service providers. The Company cannot predict with certainty however, if the new marketing approach will be effective or if the CRSs will continue to support the GEN O2, Inc. pricing model.

     Disadvantages to ratification of Proposal No. 3 include the fact that as part of the sale, the Company will be retaining a 32.66% interest in GEN 02, Inc. and will be loaning to GEN 02, Inc. a $135,000 installment loan and a $40,000 bridge loan. The TranspoNet Companies, Inc. ("TranspoNet") another 32.66% shareholder of GEN 02, Inc., is providing, commencing December 10, 1998, $20,000 per month to GEN 02, Inc., for an aggregate of $240,000. TranspoNet is not affiliated with the Company or any of its shareholders. The primary capitalization of GEN 02, Inc., is being provided by the loans from the Company and TranspoNet. In addition, the sole asset of GEN 02, Inc. is the limousine reservation business. As a result, the Company will absorb all losses to the extent of the assets transferred ($744,122). Although there are no minimum contingent payments, the Company has begun to receive minimal contingent payments from GEN 02, Inc., consisting of two payments totaling $3,656.20. However, it is possible that the Company will not receive significant contingent payments from GEN 02, Inc. over the 5 year period. Shareholders should note that they are being asked to ratify the sale of the limousine business to GEN 02, Inc., a company organized by Mark A. Kenny, who is a former director of the Company. The sale of the limousine reservation business was negotiated with GEN 02, Inc. while Mr. Kenny was still a director of the Company, although he did not participate in the directors analysis and decision to sell the business to GEN 02, Inc.

     In the event that Shareholders do not approve Proposal No. 3, the Company will be required to raise additional capital to bring the limousine reservation business to full operation. No assurance can be given that the Company will be able to raise such funds. In the event shareholders do not ratify the acquisition of a technology license and certain related assets from UIT and approve the issuance of 1,100,000 shares of the Company's Common Stock to UIT, as described in Proposal No. 2, the Company intends to continue to expand into the internet travel business either by negotiating a licensing agreement with UIT for the use of its technology license and certain related assets or by utilizing alternative technologies. In the event that Proposal No. 2 is not approved by the Shareholders and this Proposal No. 3 is approved, the Company will not own the limousine reservation business or the internet travel business but will continue to expand into the internet travel business.

         Management is of the opinion that the costs in developing the new line of business is less than the costs required to maintain the limousine reservation business until such time as revenues will be able to cover the costs of operation. Further, it is management's opinion that the internet travel business can be brought to market sooner and will provide, on a long term basis, a greater return to shareholders.

         Under the terms of the Sale Agreement, the sellers will sell and transfer certain contractual rights and obligations of the Company, all of the assets of Travel Link which are utilized in connection with the ownership, operation and marketing of the Genisys Reservation System and its entire ownership interest in ProSoft to the purchaser in the transaction, constituting approximately 20% of the total assets of the Company. ProSoft is an 80% owned subsidiary of the Company which was acquired by the Company in June, 1997. ProSoft is a software development company which developed the software for the Company's computerized limousine reservation and payment system. Paul Murray, a former employee of the Company and President and Shareholder of ProSoft, is also a shareholder of GEN O2, Inc.

         The Company sold these assets, which had a book value of $744,122 at November 6, 1998, net of $83,000 of indebtedness assumed by GEN O2, Inc. for (i) 2,450 shares of Series A Convertible Preferred Stock of GEN O2, Inc., constituting a 32.66% interest in GEN O2, Inc., which the Company carries on its balance sheet as of December 31, 1998 at an asset value of $624,204 and (ii) certain contingent payments over a period of 5 years, totaling $1,080,000 if all payments to the Company are realized, however, since there are no minimum contingent payments, it is possible that the Company will receive no significant contingent payments from GEN 02, Inc. The terms are as follows:

     a. For each completed limousine transaction through the current system from corporate users, a payment of $0.20 per transaction with a $100,000 maximum payment per year for five years.

     b. For each completed limousine transaction through the Almost Real Time System which was (the "ART System") under development by the sellers prior to the execution of the sales agreement and is to be completed by GEN 02, Inc., that will be directed toward leisure customers, a payment of $0.20 per transaction with a $100,000 maximum payment in the first year and a $0.30 payment per transaction with a $120,000 maximum payment per year thereafter.

     c. If the system and the ART System are merged at any time in the future, the sellers shall receive a payment of $0.25 per completed transaction with a $200,000 maximum payment in the first year and a $220,000 maximum payment per year thereafter.

     d. If the payments are not reached in a particular year, the payments defined in letters a-c above will have a carry-over to the following year.

     e. In no event shall any payments defined in letters a-c above be due to the sellers for transactions completed after December 10, 2003.

     f. For the transfer of the assets by the sellers and the assumption of certain liabilities of the sellers by the purchaser as described above along with the agreement by the sellers to provide the purchaser with a series of loans, the purchaser granted an equity interest to the sellers in GEN O2, Inc. equal to 32.66% of the equity of GEN O2, Inc. The loans provided by the sellers will include a ninety day secured bridge loan in the amount of $40,000 secured by 22,857 shares of Common Stock of the Company owned by Mr. Kenny, a secured loan of $135,000 payable commencing in the second year and secured by 77,143 shares of Common Stock of the Company owned by Mr. Kenny. Mr. Kenny has also pledged 23,428 shares of the Company's Common Stock owned by him to secure the return of a security deposit to the Company and 68,000 shares of the Company's Common Stock to secure minimum payments which are required to be made by the Company under certain contracts which were transferred to the purchaser in connection with the sale.

     g. A second 32.66% shareholder of GEN O2, Inc., TranspoNet, has committed to provide funding for the purchaser of up to $240,000 in the form of a series of loans. TranspoNet has a right to convert the unpaid principal of the loans at any time into a maximum number of shares of common stock of the purchaser not to exceed an additional 6% equity interest in the purchaser.

     The Series A Preferred Stock issued to the Company and TranspoNet in accordance with the transaction are part of a class of preferred stock of GEN O2, Inc. designated as "Series A Preferred Convertible Stock" and the number of shares of preferred stock constituting such class is 4,900. The shares of Series A Preferred Stock issued to the Company together with the shares of Series A Preferred Stock issued to TranspoNet constitute all of the authorized shares of the Series A Preferred Stock of GEN O2, Inc. So long as any share of Series A Preferred Stock remains outstanding, GEN O2, Inc. shall not authorize the issuance or issue any additional shares of Series A Preferred Stock or any shares of any series or class of stock ranking senior to, or on a parity with, the Series A Preferred Stock as to rights upon liquidation, dissolution or winding up of GEN O2, Inc. without the prior written consent of at least a majority of the holders of the Series A Preferred Stock.

     The par value of the Series A Preferred Stock is $0.0001 per share and no dividends shall be declared or paid on the Series A Preferred Stock. In the event of a voluntary or involuntary liquidation, dissolution or winding up of GEN O2, Inc., the holders of the Series A Preferred Stock shall be entitled to receive out of the assets of GEN O2, Inc. available for distribution to stockholders, before any distribution of assets is made to the holders of any other series or class of stock of GEN O2, Inc., a liquidating preferential distribution in an amount equal to $400.00 per share of Series A Preferred Stock. The holders of the Series A Preferred Stock shall be entitled to vote on all matters submitted to a vote of the shareholders of GEN O2, Inc. and shall be entitled to one vote for each share of Series A Preferred Stock. The holders of the Series A Preferred Stock shall not have cumulative voting rights. At any time and from time to time, upon notice to GEN O2, Inc., the holders of the Series A Preferred Stock shall be entitled to convert each share of Series A Preferred Stock into one fully paid and non-assessable share of common stock of GEN O2, Inc. subject to adjustments for any stock splits, stock dividends, reverse stock splits or recapitalization.

         Upon conversion of the Series A Preferred Stock into common stock of GEN O2, , Inc. the Company and TranspoNet will each own 2,450 shares or 32.66%, respectively, of the issued and outstanding common stock of GEN O2, Inc. It is anticipated that the Purchaser will issue an additional 2,500 shares of common stock in the near future, thereby diluting the ownership interest of the Company and TranspoNet in GEN O2, Inc. to 24.5%. The Company's influence in GEN O2, Inc. is limited to the right to elect one member of a five (5) member Board of Directors.

     In the event shareholders do not approve the sale of the limousine reservation business as described in this Proposal No. 3 the Company intends to either find another purchaser of the limousine reservation business or raise additional capital to bring the limousine reservation business to full operation while continuing its entry into the internet travel business. No assurance can be given that the Company will be able to raise such funds.

         Shareholders are being asked to ratify the sale of the Limousine Reservation System business since it represented the primary focus of the Company. Since the Limousine Reservation business did not meet its revenue objectives and would require additional capital infusion, management decided it would be in the best interest of the shareholders if the Company were to concentrate its efforts on the NetCruise internet travel business. Reference should be made to the Pro Forma Balance Sheet as of September 30, 1998 and notes thereto contained in the Company's Form 10-QSB, as amended, (which gives effect to this transaction as of this date) and to the last paragraph of Note 6 thereto.

     Management of the Company believes that the sale of the limousine reservation business to GEN O2, Inc. as described in this Proposal No. 3 will have no material tax effect on the Company.

         Ratification of the sale of the Limousine Reservation System business requires the affirmative vote of a majority of the votes cast at the meeting by the holders of the Company's Common and Series A Preferred Stock entitled to vote thereon.

     The Board of Directors recommends that the Shareholders vote "FOR" the ratification of the sale of the Limousine Reservation System business. (Item no. 3 on the Proxy Card).


                                                      PROPOSAL NO. 4

     TO AMEND ARTICLE FIRST OF THE COMPANY'S CERTIFICATE OF INCORPORATION


         The Board of Directors of the Company has unanimously adopted, subject to stockholder approval, a resolution to amend Article FIRST of the Company's Certificate of Incorporation to change the name of the Company from Genisys Reservation Systems, Inc. to netcruise.com, inc.

Reasons for the Proposal

         With the acquisition of certain assets and the technology license from UIT, the Company expanded its travel business such that the current name is no longer descriptive of the Company's business. Management is of the opinion that the proposed new name is more descriptive. Through NetCruise the Company plans to become a provider of Internet travel services and the Board of Directors has determined that it is in the Company's best interest to change its name to be more identified with that of the Company's business, and has adopted a resolution amending Article FIRST of the Certificate of Incorporation to reflect this change. Management does not believe that there are any significant disadvantages to changing the name to netcruise.com, inc.

         The resolution approved by the Board of Directors amending Article FIRST is as follows:

         "FIRST: The name of the Corporation is netcruise.com, inc."

         Approval of the amendment to Article FIRST of the Company's Certificate of Incorporation requires the affirmative vote of a majority of the votes cast at the meeting by holders of the Company's Common and Series A Preferred Stock entitled to vote thereon.

     The Board of Directors recommends that the stockholders vote "FOR" approval of this Proposal No. 4.


                                                      PROPOSAL NO. 5

     TO AMEND ARTICLE FOURTH OF THE COMPANY'S CERTIFICATE OF INCORPORATION

         The Board of Directors of the Company has unanimously adopted, subject to stockholder approval, a resolution to amend Article FOURTH of the Company's Certificate of Incorporation to amend and restate the provisions of the Company's authorized Common and Preferred Stock to correct certain inconsistencies.

Reasons for the Proposal

         The Board of Directors of the Company has unanimously adopted, subject to stockholder approval, a resolution amending and restating the first paragraph and paragraphs (a) and (b) of Article FOURTH of the Company's Certificate of Incorporation to amend and restate the provisions of the Company's authorized Preferred Stock to correct certain inconsistencies in such provisions as they now exist. The prior version of the Certificate of Incorporation does not describe the rights of the holders of Common Stock. The restated version sets forth clearly the voting, dividend, dissolution and liquidation of the Common Stock consistent with the laws of the State of New Jersey. The description of the Preferred Stock has also been amended to correct certain inconsistencies found in the current version. These included conflicting descriptions of the dividends. Currently description of the dividend rights is contradictory, as dividends are described as being both cumulative and non-cumulative. The new provision eliminates both descriptions and simply provides that the Board of Directors has the right to determine if dividends will be cumulative or non-cumulative. Also, in the prior revision the Board of Directors has the right to determine liquidation preferences in an amount equal to the par value. This provision is eliminated in the amended version, with the Board of Directors having the right to determine the liquidation preference. These corrections are needed for the Series B Preferred Stock to be issued to UIT as described in Proposal No. 2. The amended version also differs from the current Article of Incorporation in that it gives the Board of Directors the power to determine and fix voting power, declare dividend rights without limitation and to determine the rank of any series of Preferred Stock issued. A disadvantage to amending the Certificate of Incorporation to restate the provisions of the Preferred and Common Stock of the Company is that it may be difficult for the Company to utilize the authorized preferred shares for acquisitions, financing and other proper corporate purposes.

         The resolution approved by the Board of Directors amending and restating Article FOURTH is as follows:

         "FOURTH: The total number of shares of stock which the Corporation shall be authorized to issue shall be 100,000,000 shares consisting of 75,000,000 shares of Common Stock with a par value per share of $.000l ("Common Stock"), and 25,000,000 shares of Preferred Stock with a par value per share of $.0001 ("Preferred Stock"). The following is a statement of the designations and the powers, privileges, rights, qualifications, limitations or restrictions in respect of each class of capital stock of the Corporation:

         (a) The voting, dividend, liquidation and other rights and privileges of the holders of the Common Stock are subject to and qualified by any and all rights and privileges of the holders of Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series. The holders of Common Stock are entitled to one vote for each share of Common Stock held at all meetings of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting of shares of the Common Stock. Dividends shall be declared and paid on the Common Stock from funds legally available therefor when, as and if declared by the Board of Directors of the Corporation. Upon the dissolution or liquidation of the Corporation, all assets of the Company available for distribution to the holders of Common Stock shall be distributed ratably among the holders of the Preferred Stock, if any, and the holders of the Common Stock, subject to any preferential rights of any then outstanding Preferred Stock.

         (b) Preferred Stock may be issued at any time from time to time in one or more series, each of such series to have such powers, designations, preferences, rights, qualifications, limitations or restrictions as provided in this Certificate of Incorporation or by law or in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Authority is hereby granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issuance of' the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences, powers and relative participating, optional or other special rights and qualifications, limitations or restrictions thereof, including, without limitation, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolution or resolutions, all to the full extent now or hereafter permitted by law. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law. The resolutions providing for issuance of any series of Preferred Stock may provide that such resolutions may be amended by subsequent resolutions adopted in the same manner as the preceding resolutions. All shares of Preferred Stock of the same series shall be identical with each other in all respects."

         The Company is currently authorized to issue 75,000,000 shares of Common Stock, having a par value of $.0001 per share of which 6,749,068 are outstanding. Each share of Common Stock entitles the holder thereof to one vote on each matter submitted to the stockholders of the Company for a vote thereon. The holders of Common Stock: (i) have equal ratable rights to dividends from funds legally available therefor when, as and if declared by the Board of Directors; (ii) are entitled to share ratably in all of the assets of the Company available for distribution to holders of Common Stock upon liquidation, dissolution or winding up of the affairs of the Company; (iii) do not have preemptive, subscription or conversion rights, or redemption or sinking fund provisions applicable thereto; and (iv) as noted above, are entitled to one non-cumulative vote per share on all matters submitted to stockholders for a vote at any meeting of stockholders. The Company has not paid any dividends on its Common Stock to date. The Company anticipates that, for the foreseeable future, it will retain earnings, if any, to finance the continuing operations of its business. The payment of dividends will depend upon, among other things, capital requirements and operating and financial conditions of the Company.

         Approval of the amendment to Article FOURTH of the Company's Certificate of Incorporation requires the affirmative vote of a majority of the votes cast at the meeting by holders of the Company's Common and Series A Preferred Stock entitled to vote thereon.

     The Board of Directors recommends that the stockholders vote "FOR" approval of this Proposal No. 5.

                                                      PROPOSAL NO. 6

     RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has appointed Wiss & Company, LLP as independent auditors to examine and report on the consolidated financial statements of the Company for the year ending December 31, 1998 and 1999, subject to stockholder ratification.

         During the year ending December 31, 1997 and 1998, Wiss & Company, LLP provided the Company with audit services, including examinations of and reporting on the Company's consolidated financial statements, as well as those of its subsidiaries. Audit services also included a review of filings with the Securities and Exchange Commission and the Company's annual report on Form 10-KSB.

         Ratification of the appointment of Wiss & Company, LLP as independent auditors requires the affirmative vote of a majority of the votes cast at the meeting by holders of the Company's Common and Series A Preferred Stock entitled to vote thereon.

         A representative of Wiss & Company, LLP will be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions.

         The Board of Directors recommends that the stockholders vote "FOR" ratification of this appointment (Item No. 6 on the proxy card).


     SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

         The following tabulation shows the security ownership as of April 26, 1999 of (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock, (ii) each Director and Officer of the Company and (iii) all Directors and Officers as a group.


                                                      NUMBER OF                           PERCENT
NAME & ADDRESS                                        SHARES OWNED                        OF CLASS

Loeb Holding Corporation
As Escrow Agent (1)
61 Broadway                                           1,088,973
New York, NY 10006                                                                        16.1%

Loeb Holding Corporation (2)
61 Broadway                                               98,824
New York, NY 10006                                                                        1.46%

United Internet Technologies, Inc.(3)(4)(8)
18081 Magnolia Avenue
Fountain Valley, CA 92708                               900,000
                                                                                          13.3%
Warren D. Bagatelle  (1)(2)
Loeb Partners Corporation
61 Broadway
New York, NY 10006                                    1,187,797
                                                                                          17.5%
Mark A. Kenny
GEN O2, Inc.
15 Clyde Road, Suite 201
Somerset, NJ 08873                                       324,175
                                                                                          4.8%
John H. Wasko (5)
Genisys Reservation Systems
2401 Morris Avenue                                    137,046
Union, NJ 07083
                                                                                           2.0%
Lawrence E. Burk (6)
Genisys Reservation Systems                             205,000
2401 Morris Avenue
Union, NJ 07083                                                                           3.03%

S. Charles Tabak (7)
ARC Medical Professional Personnel
36 Route 10W, Suite D                                      22,000
East Hanover, NJ 07936
                                                                                          *





David W. Sass (7)
McLaughlin & Stern, LLP
260 Madison Ave. 18th Fl.
New York, NY 10016                                        20,000                          *

Brian Shuster (4)(8)
United Internet Technologies, Inc.
18081 Magnolia Avenue
Fountain Valley, CA 92708                                      0                          *


All Officers and Directors
as a group (6 persons)                                  2,471,843(8)                      36.5%
---------------------
* less than 1%



         (1) Includes 753,679 shares of Common Stock purchased by Loeb Holding Corporation, as escrow agent for Warren D. Bagatelle, Managing Director of Loeb Partners Corp., HSB Capital (of which Mr. Bagatelle is a partner), trusts for the benefit of families of two principals of Loeb Holding Corporation and three unaffiliated persons, 282,353 shares of Common Stock issuable upon conversion of 282,353 shares of Series A Preferred Stock of the Company and 52,941 shares of Common Stock issuable upon conversion of two Convertible Notes aggregating $112,500. Loeb Holding Corporation disclaims any beneficial interest in these shares.

         (2) Includes 98,824 shares of Common Stock issuable upon conversion of 98,824 shares of Series A Preferred Stock of the Company.

         (3) UIT is a wholly owned subsidiary of United Leisure Corporation, Inc. Mr. Harry Shuster is a former director of the Company and is a significant shareholder of United Leisure Corporation, Inc. and may therefore be deemed a beneficial owner of these shares.

     (4) UIT will also receive 1,100,000 shares of Series B Preferred Stock, convertible into 1,100,000 shares of Common Stock if Shareholders approve the issuance of 1,100,000 shares of Common Stock and two Warrants, each entitling the holder to purchase 800,000 shares of Common Stock. One warrant is exercisable for 800,000 shares at $2.50 per share and may be exercised between April 1, 2002 and June 30, 2002, but only if NetCruise achieves profits equal to or exceeding $5,000,000 for the years 1999, 2000 and 2001. The other Warrant is exercisable for 800,000 shares at $6.00 per share and may be exercised between April 1, 2002 and June 30, 2002, but only if NetCruise achieves profits equal to or exceeding $10,000,000 for the years 1999, 2000 and 2001.

         (5) Includes 14,362 shares of Common Stock owned of record by Joan E. Wasko, John Wasko's wife, of which Mr. Wasko disclaims beneficial ownership, but of which he may be deemed beneficial owner, a five (5) year option to purchase 35,000 shares of the Company's Common Stock at a price of $2.00 per share granted to Mr. Wasko by the Company on November 1, 1996, a five (5) year option to purchase an aggregate of 25,000 shares of Common Stock at a price of $4.75 per share granted on March 12, 1999 and 5,333 shares of Common Stock issuable upon conversion of Mr. Wasko's prorata share of a Convertible Note in the principal amount of $12,500.

         (6) Includes a five (5) year option to purchase an aggregate of 200,000 shares of Common Stock at a price of $4.75 per share granted on March 12, 1999.

         (7) Includes a five (5) year option to purchase 15,000 shares of Common Stock at a price of $4.75 per share granted on March 12, 1999.

         (8) Does not include two warrants issued in connection with the acquisition of assets from UIT, each entitling Mr. Brian Shuster to purchase 200,000 shares of the Company's Common Stock. One warrant is exercisable for 200,000 shares at $2.50 per share and may be exercised between April 1, 2002 and June 30, 2002, but only if NetCruise achieves profits equal to or exceeding $5,000,000 for the years 1999, 2000 and 2001. The other warrant is exercisable for 200,000 shares at $6.00 per share an may be exercised between April 1, 2002 and June 30, 2002, but only if NetCruise achieves profits equal to or exceeding $10,000,000 for the years 1999, 2000 and 2001.

         (9) Includes all of the options granted to certain officers and directors pursuant to the footnotes numbered (1) through (7) above.


                                              OTHER BUSINESS TO BE TRANSACTED

         As of the date of this Proxy Statement, the Board of Directors knows of no other business to be presented for action at the Annual Meeting of Stockholders. As for any business that may properly come before the Annual Meeting or any continuation or adjournment thereof, the Proxies confer discretionary authority to the person named therein. These persons will vote or act in accordance with their best judgment with respect thereto.

                                               ANNUAL REPORT TO STOCKHOLDERS

         The Annual Report on Form 10-KSB as amended for the year ended December 31, 1998 is being mailed to Stockholders with this Proxy Statement and are incorporated herein by reference.


                               STOCKHOLDER PROPOSAL - 1999 ANNUAL MEETING

         Any stockholder proposals to be considered by the Company for inclusion in the proxy material for the 1999 Annual Meeting of Stockholders must be received by the Company at its principal executive offices by June 30, 1999.

         The prompt return of your proxy is appreciated and will be helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed envelope.


                                                              BY ORDER OF
                                                         THE BOARD OF DIRECTORS



New York, New York                                     JOHN H. WASKO, Secretary
 August 4, 1999

                                         GENISYS RESERVATION SYSTEMS, INC.

                                                     P R O X Y

     This Proxy is Solicited on Behalf of the Board of Directors


         The undersigned hereby appoints Lawrence E. Burk and Warren D. Bagatelle as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of the common and preferred stock of Genisys Reservations Systems, Inc. held of record by the undersigned on August ___, 1999, at the Annual Meeting of Stockholders to be held on August ___, 1999, or any adjournment thereof.


1.       ELECTION OF DIRECTORS

     Lawrence E. Burk, John H. Wasko, David W. Sass, S. Charles Tabak, Warren D. Bagatelle and Brian Shuster.

         To withhold authority to vote for any nominee, a line must be drawn through the nominee's name.

     2. RATIFICATION OF THE ACQUISITION OF A TECHNOLOGY LICENSE AND CERTAIN RELATED ASSETS FROM UNITED INTERNET TECHNOLOGIES, INC. ANDAPPROVAL OF THE ISSUANCE OF 1,100,00 SHARES OF COMMON STOCK AND TWO WARRANTS EACH IN THE AMOUNT OF 800,000 SHARES TO UNITED INTERNET TECHNOLOGIES, INC.

                           FOR [  ]          AGAINST [  ]      ABSTAIN  [  ]


3. RATIFICATION OF THE SALE OF THE LIMOUSINE RESERVATION BUSINESS SYSTEM TO GEN O2, INC., A NEWLY ORGANIZED COMPANY FOUNDED BY MARK A. KENNY, A FORMER DIRECTOR AND FOUNDER OF THE COMPANY.

                           FOR [  ]          AGAINST [  ]      ABSTAIN  [  ]

4. APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME OF THE CORPORATION TO NETCRUSETRAVEL.COM, INC.

                           FOR [  ]          AGAINST [  ]      ABSTAIN  [  ]

5. APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO RESTATE THE PROVISIONS RELATING TO THE CORPORATION'S AUTHORIZED
         PREFERRED   STOCK  AS  THEY  RELATE  TO   DIVIDENDS   AND   LIQUIDATION
         PREFERENCES.

                           FOR [  ]          AGAINST [  ]      ABSTAIN  [  ]

6.       RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

                           FOR [  ]          AGAINST [  ]      ABSTAIN  [  ]


7. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.


         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, 4, 5 AND 6.


         Please sign name exactly as appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                                Dated:                  , 1999


                                                     Signature

                                                     Signature, if held jointly



PLEASE MARK, SIGN, DATE AND RETURN THE PROXY USING THE ENCLOSED
ENVELOPE


If you have had a change of address, please print or type your new address(s) on the line below.

---------------------------

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